Capital Disclosures	12 Months Ended
Dec. 31, 2019
Corporate Information And Statement Of IFRS Compliance [Abstract]
Capital Disclosures
CAPITAL DISCLOSURES:
Our main objectives in managing our capital resources are to ensure liquidity and to have funds available for working capital or other investments we determine are required to grow our business. Our capital resources consist of cash provided by operating activities, access to the Revolver, intraday and overnight bank overdraft facilities, an A/R sales program, the SFPs (while available) and our ability to issue debt or equity securities.
We regularly review our borrowing capacity and make adjustments, as permitted, for changes in economic conditions and changes in our requirements. In June 2018, we entered into our $800.0 Credit Facility, which provides for the $350.0 Initial Term Loan that matures in June 2025, and the $450.0 Revolver that matures in June 2023. In November 2018, we utilized the accordion feature under our Credit Facility to add the incremental $250.0 Incremental Term Loan, maturing in June 2025. The Credit Facility has an accordion feature that allows us to increase the term loans and/or revolving loan commitments thereunder by approximately $110, plus an unlimited amount to the extent that a specified leverage ratio on a pro forma basis does not exceed specified limits, in each case on an uncommitted basis and subject to the satisfaction of certain terms and conditions. The Revolver also includes a $50.0 sub-limit for swing line loans, providing for short-term borrowings up to a maximum of ten business days, as well as a $150.0 sub-limit for letters of credit, in each case subject to the overall revolving credit limit. See note 12 for amounts outstanding under the Credit Facility at December 31, 2019. We had $428.8 available as of December 31, 2019 under the Revolver for future borrowings. As of December 31, 2019, we also had access to $142.5 in intraday and overnight bank overdraft facilities, our then-existing $200.0 uncommitted A/R sales program, and the uncommitted SFPs to provide short-term liquidity. At December 31, 2019, we sold $90.6 of A/R under our then-effective A/R sales program and $50.4 under the SFPs. We replaced our previous A/R sales program with a new uncommitted $235.0 A/R sales program that we executed in March 2020 (see note 4). The timing and amounts we may borrow and repay under these facilities can vary significantly from month-to-month depending on our working capital and other cash requirements.
We have commenced NCIBs in the past few years, pursuant to which we have repurchased and canceled SVS. See note 13 for details. In addition, we have purchased SVS from time-to-time in the open market through a broker for delivery under our SBC plans. We have not distributed, nor do we have any current plan to distribute, any dividends to our shareholders.
Our strategy on capital risk management has not changed significantly since the end of 2018. Other than the restrictive and financial covenants associated with the Credit Facility described in note 12, we are not subject to any contractual or regulatory capital requirements. While some of our international operations are subject to government restrictions on the flow of capital into and out of their jurisdictions, these restrictions have not had a material impact on our operations or cash flows.